THE RBB FUND, INC.

Orinda Income Opportunities Fund

(the “Fund”)

Class I Shares (Ticker: OIOIX)

Class A Shares (Ticker: OIOAX)

Class D Shares (Ticker: OIODX)

Supplement dated October 19, 2020

to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated February 28, 2020

This supplement serves as notification of, and provides information regarding, certain changes to the Fund.

Following the close of business on October 16, 2020, Ian Goltra will take sole responsibility for the day-to-day portfolio management of the Fund. Prior to that date, Mr. Goltra had shared portfolio management duties with Paul Gray, who will provide consulting services for Orinda Asset Management LLC, the investment adviser to the Fund. Accordingly, beginning on October 19, 2020, all references to Mr. Gray in the Prospectus and SAI are hereby removed.

Investors should retain this supplement for future reference.